Exhibit 99.6

Executive Summary
PRPM 2026-RCF6

(1)	Type of Assets.

Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on a residential mortgage loan originated by one seller and acquired directly (or indirectly) by PRP-Annex VI, LLC (the "Client"). The loan review was conducted in September 2021 by CRES.

(2)	Number of Assets.

There was 1 asset in the loan population.

(3)	Review Process.

The post-closing loan review was graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria dated October 01, 2025

The post-closing review included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 1 mortgage loan with an aggregate original principal balance of approximately $307,500. The mortgage loan originated in July 2021.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income and minimum trade lines.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or an enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Collateral Underwriter Risk Score is greater than 2.5 an enhanced desk review product was also required. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, correspondents may include an enhanced desk review product from a Client approved AMC. All ARR or CDA documentation provided by a client approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

This pool contains one loan that was originated by a Treasury-certified Community Development Financial Institution (CDFI). Based on the originator’s CDFI designation and program requirements, the loan was classified as exempt from Ability to Repay (ATR) requirements. This loan was not subjected to the TRID compliance testing.

Qualified Mortgage

When applicable, CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following categories:

(i) QM: Safe Harbor: Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the original QM definition, (ii) QM: Safe Harbor (APOR): Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the new General QM definition (iii) QM: GSE Temporary (safe harbor) – Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM safe harbor definition, (iv) QM: Rebuttable Presumption: Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the original QM definition, (v) QM: Rebuttable Presumption (APOR): Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the new General QM definition, (vi) QM: GSE Temporary (rebuttable presumption) - Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM rebuttable presumption definition (vii) Non-QM: Compliant with ATR: Loans that do not meet the QM definition but fully comply with the ATR rule, (viii) Non-QM: Non-Compliant with ATR: Loans that do not meet the QM definition and do not comply with the ATR rule, and (ix) Not Covered/Exempt: Loans that are not covered by the rule.

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors including, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
CDFI Exempt Loan	1	100.00%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	0	0.00%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

• Appraisal.
• Asset documentation. • Business Purpose Certification (if applicable)
• Changed circumstance documentation.
• Credit report.
• FACTA disclosures.
• Final 1003.
• Final HUD-1/Closing Disclosure(s).
• Hazard and/or flood insurance policies.
• HUD from sale of previous residence.
• Homeownership counseling organizations disclosure.
• Income and employment documentation.
• Initial and final GFE’s.
• Initial application (1003).
• Initial escrow disclosure.
• Initial TIL. • Leases
• Loan Estimate(s). • Market Rent supporting documentation
• Mortgage Insurance.
• Mortgage/Deed of Trust.
• Note.
• Notice of Special Flood Hazards.
• Sales contract.
• Tangible Net Benefit Disclosure.
• Title/Preliminary Title.
• Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	Interest Rate	Original Balance	QM Type
CLTV	Lien Position	P&I Payment	Term
Doc Level	LTV	Property City
DTI	Note Date	Property State
FICO	Note Type	Property Zip
First Payment Date	Occupancy	Purpose

The aggregator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The aggregator received the data directly from sellers through loan registrations in its system or via data tape.

Of the one mortgage loan reviewed, one unique mortgage loans had at least one tape discrepancy across 20 data fields (some mortgage loans had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	1	0	1
CLTV	1	0	1
Doc Level	0	1	1
DTI	0	1	1
FICO	1	0	1
First Payment Date	1	0	1
Interest Rate	1	0	1
Lien Position	1	0	1
LTV	1	0	1
Note Date*	1	0	1
Note Type	1	0	1
Occupancy	1	0	1
Original Balance	1	0	1
P&I Payment	1	0	1
Property City	1	0	1
Property State	1	0	1
Property Zip	1	0	1
Purpose	1	0	1
QM Type*	1	0	1
Term	1	0	1

*Note Date, QM Type: Tape data was not provided.

(7)  Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	1	100.00%
B	0	0.00%
C	0	0.00%
Total	1	100.00%

Compliance Results Summary

Approximately 100.00% of the mortgage loans by number have a Compliance grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	1	100.00%
B	0	0.00%
C	0	0.00%
Total	1	100.00%

Property Valuation Results Summary

Approximately 100.00% of all mortgage loans by number received a Valuation grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	1	100.00%
B	0	0.00%
C	0	0.00%
Total	1	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received a “A” overall grade.

NRSRO Grade	Loan Count	Percentage
A	1	100.00%
B	0	0.00%
C	0	0.00%
Total	1	100.00%

(8) Pool Stratification Summary

Lien Position	Count	Percentage
First	1	100.00%
Total	1	100.00%

Note Type	Count	Percentage
Arm	0	0.00%
Fixed	1	100.00%
Total	1	100.00%

Occupancy	Count	Percentage
Owner Occupied	1	100.00%
Non-Owner Occupied	0	0.00%
Second Home	0	0.00%
Total	1	100.00%

Purpose	Count	Percentage
Purchase	1	100.00%
Refi - Cash Out	0	0.00%
Rate Term Refi	0	0.00%
Total	1	100.00%

Debt to Income	Count	Percentage
0-10%*	0	0.00%
10%-20%	0	0.00%
20%-30%	0	0.00%
30%-40%	0	0.00%
40%-50%	0	0.00%
50%-60%	0	0.00%
Total	0	0.00%
One loan qualified under a No Documentation program.

Loan to Value	Count	Percentage
0%-9.99%	0	0.00%
10%-19.99%	0	0.00%
20%-29.99%	0	0.00%
30%-39.99%	0	0.00%
40%-49.99%	0	0.00%
50%-59.99%	0	0.00%
60%-69.99%	0	0.00%
70%-79.99%	1	100.00%
80%-89.99%	0	0.00%
90%-100%	0	0.00%
Total	1	100.00%

State	Count	Percentage
FL	1	100.00%
Total	1	100.00%